UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                November 1, 2004


                           GIANT JR. INVESTMENTS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         0-32923                                          33-0198542
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


                                 2575 McCabe Way
                            Irvine, California 92614
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (949) 486-1711
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5--Corporate Governance and Management


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 1, 2004, Imran Firoz resigned as Chief Executive Officer and director of the Company effective November 1, 2004. On the same date Javan Khazali was appointed Chief Executive Officer and a director, and Tom Hemingway was appointed a director of the Company.

Javan Khazali

Mr. Javan Khazali has over eighteen years of experience at senior executive level in both private and public sectors with main focus on services, telecommunications and financial media industry segments. He has broad based experience in the areas of corporate restructuring & reorganization, business development, operations, and management consulting. Mr. Khazali joined Cypost Corporation ("Cypost") as Vice President (Administration) in 2001 and was promoted to become CEO of the company from 2002 to 2003. In 2003 the directors of Cypost filed a Chapter 7 Bankruptcy. During the bankruptcy proceedings Mr. Khazali assisted the company in financial distress negotiations, bankruptcy litigations and helped resolve disputes between Cypost and debt holders, lenders, bank groups and equity holders. From 1985 to 2000, Mr. Khazali held numerous senior level positions in the food service sector including as a managing partner of two successful restaurants located in Western Canada. He also served as the director of operations of privately held restaurant chain located in various cities of United States and Western Canada having over 300 employees.

Tom Hemingway

Tom Hemingway brings nearly two decades of management experience in the areas of artificial intelligence, home automation and network systems. Mr. Hemingway is currently Chairman and CEO of Mergence Corporation (OTCBB: MRGN). He was a co-founder of eSynch (NASD: ESYN) and served as its CEO from 1998 until 2003. From 1995 to 1998 he was president of Intermach Corporation. Mr. Hemingway is a member of the Presidents Council of Economic Review. Mr. Hemingway completed his studies at State University New York, in Albany, New York and attended San Francisco State University for additional courses.


Compensation of Directors and Executive Officers.

The Company currently does not pay any cash salaries to any directors. Mr. Khazali, the Company's newly appointed Chief Executive Officer will be paid a salary of $4,000 per month. At this time, there is no written employment agreement with Mr. Khazali.

The following table sets forth the shares of the Company's common stock beneficially owned by each of the newly appointed directors:



                                   AMOUNT OF SHARES     PERCENTAGE
             NAME                 BENEFICIALLY OWNED     OF CLASS
       ------------------------------------------------------------
       Javan Khazali                   2,500,000           .02%
       Tom Hemingway                      -0-                0%

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GIANT JR. INVESTMENTS CORP.
                                           ----------------------------
                                                    REGISTRANT



Date: November 4, 2004                  By:   /s/ Javan Khazali
                                            --------------------------------
                                        Name: Javan Khazali
                                        Chief Executive Officer